UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 11, 2023
(Date of earliest event reported)

AKAMAI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27275	04-3432319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 Broadway
Cambridge, MA 02142
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 444-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AKAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

At the annual meeting of stockholders of Akamai Technologies, Inc. (the “Company” or “Akamai”) held on May 11, 2023 (the “Annual Meeting”), the Company’s stockholders approved the amendment of the Akamai Technologies, Inc. Amended and Restated 2013 Stock Incentive Plan (the “Second Amended & Restated Plan”), which had previously been adopted by the Board of Directors subject to stockholder approval. The amendment increased the number of shares available for grant under the Second Amended & Restated Plan by 7,250,000.

A complete copy of the amended Second Amended & Restated Plan is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting, five items of business were acted upon by stockholders. There were 156,304,214 shares of the Company’s common stock eligible to vote, and 128,641,580 shares present in person or by proxy at the Annual Meeting.

1.The following nominees were elected to the Company’s Board of Directors for terms expiring at the 2024 annual meeting of stockholders.

Nominees	For	Against	Abstain	Broker Non-Votes
Sharon Bowen	118,677,394	2,485,968	130,372	7,347,846
Marianne Brown	119,688,690	1,489,314	115,730	7,347,846
Monte Ford	114,189,637	6,976,527	127,570	7,347,846
Dan Hesse	116,987,990	4,161,352	144,392	7,347,846
Tom Killalea	108,900,899	12,257,541	135,294	7,347,846
Tom Leighton	120,585,176	584,945	123,613	7,347,846
Jonathan Miller	117,449,251	3,712,695	131,788	7,347,846
Madhu Ranganathan	109,334,672	11,834,319	124,743	7,347,846
Ben Verwaayen	113,474,479	7,684,613	134,642	7,347,846
Bill Wagner	119,251,823	1,894,490	147,421	7,347,846

2.The amendment of the Akamai Technologies, Inc. Second Amended and Restated 2013 Stock Incentive Plan was approved.

For	104,474,021
Against	16,371,537
Abstain	448,176
Broker Non-Votes	7,347,846

3.A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For	106,503,287
Against	14,262,162
Abstain	528,285
Broker Non-Votes	7,347,846

4.A non-binding advisory proposal on the frequency of advisory proposals on the compensation of the Company’s named executive officers was approved.

1 Year	118,490,155
2 Years	42,655
3 Years	2,617,556
Abstain	143,368
Broker Non-Votes	7,347,846

5.The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023 was ratified.

For	118,460,978
Against	10,066,829
Abstain	113,773

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Akamai Technologies, Inc. Second Amended and Restated 2013 Stock Incentive Plan, as amended
104	Cover page interactive data file (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2023	AKAMAI TECHNOLOGIES, INC.
	By:	/s/ Aaron S. Ahola
Aaron S. Ahola
Executive Vice President, General Counsel and Corporate Secretary